Intangible Assets - Schedule of Intangible Assets (Details) - USD ($)	Mar. 31, 2021	Dec. 31, 2020
Total	$ 109,000
Accumulated amortization	(2,867)
Net	106,133
Asset Purchase Agreement [Member] | Customer List and Covenant [Member]
Total	$ 109,000